SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------


                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of Earliest Event Reported): September 5, 1999

                             MILLER INDUSTRIES, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                FLORIDA                                 1-5926                                59-0996356
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
     (State or Other Jurisdiction              (Commission File Number)                     (IRS Employer
           of Incorporation)                                                            Identification Number)
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        16295 N.W. 13TH AVENUE, MIAMI, FLORIDA                          33169
        --------------------------------------                          -----
        (Address of principal executive offices)                      (Zip Code)

         Registrant's telephone number, including area code: 305-621-0501


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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Effective September 5, 1999, Miller Industries, Inc. (the "Company") and Spear, Safer, Harmon & Co. ("Spear") decided that Spear would no longer serve as the Company's independent accounting firm. This decision was based on the Company's and Spear's inability to agree on the amount of the fee for auditing the Company's financial statements for the fiscal year ended April 30, 1999. On September 23, 1999, the Company engaged Larry Wolfe, certified public accountant ("Wolfe"), to replace Spear. Accordingly, Wolfe will audit the Company's financial statements for the fiscal year ended April 30, 1999. The decision to change accountants was approved by the Board of Directors of the Company.


         The reports of Spear on the financial statements of the Company for the fiscal years ended April 30, 1997 and 1998 (collectively, the "Reports") did not contain an adverse opinion or disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements with Spear on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, during the fiscal years ended April 30, 1997 and 1998 and through September 5, 1999 which, if not resolved to Spear's satisfaction, would have caused Spear to make reference to the subject matter of the disagreement(s) in connection with its Reports.


         The Company has requested Spear to furnish a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether it agrees with the statements made by the Company contained herein, and, if not, stating the respects in which it does not agree. A letter from Spear is included as
Exhibit 16 to this Current Report on Form 8-K, stating its agreement with the statements made by the Company contained herein.

         Prior to its engagement as the Company's independent accountant firm, Wolfe had not been consulted by the Company either with respect to the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on the Company's financial statements.

         The Company has requested Wolfe to review the disclosure required in this Current Report on Form 8-K before it is filed with the Commission and has provided Wolfe with the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expressions of its views, or the respects to which it does not agree with the statements made in this Current Report on Form 8-K. Wolfe has informed the Company that it has reviewed the disclosures contained herein and does not intend to furnish the Company with such a letter.

 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

                                       -2-

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   Exhibit 16.   Letter of Spear, Safer, Harmon & Co. dated October 22, 1999 re: change in certifying accountant




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 22, 1999


                                 MILLER INDUSTRIES, INC.

                                 By: /S/ ANGELO NAPOLITANO
                                     -----------------------
                                     Angelo Napolitano
                                     President and Chief Executive Officer

                                       -3-

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                                 EXHIBIT INDEX

EXHIBIT                                DESCRIPTION
-------                                -----------

Exhibit 16.      Letter of Spear, Safer, Harmon & Co. dated October 22, 1999 re: change in certifying accountant